EXHIBIT 10.16

     TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT (this "TRR Agreement") dated as of March 18, 1999, among RAYTHEON COMPANY, a Delaware corporation (the "Borrower"), the financial institutions listed in Annex I hereto under the captions "Continuing Lenders" (the "Continuing Lenders") and "Additional Lenders" (the "Additional Lenders", and, together with the Continuing Lenders, the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and CITIBANK, N.A., as Documentation Agent. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the New Credit Agreement (as defined below).

     WHEREAS, the Borrower, the Continuing Lenders, certain other lenders and the Administrative Agent are parties to an 364-day Credit Agreement dated as of May 30, 1997, as terminated, replaced and restated by the Termination, Replacement and Restatement Agreement dated as of May 1, 1998 (the "Original Credit Agreement");

     WHEREAS, the Original Credit Agreement is to be terminated as provided herein; and

     WHEREAS, the Continuing Lenders and the Additional Lenders are willing, subject to the terms and conditions of this TRR Agreement, to replace the Original Credit Agreement with a new credit agreement as provided herein.

     NOW, THEREFORE, in consideration of the mutual agreements contained in this TRR Agreement and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Replacement and Restatement. Subject to the conditions set forth in Section 3 hereof:

(a) the Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to the applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement (the "New Credit Agreement") identical in form and substance to the Original Credit Agreement except as expressly set forth below.

(b)  The heading of the New Credit Agreement shall read as follows:

                 "364-DAY CREDIT AGREEMENT dated as of March
                 18, 1999, among RAYTHEON COMPANY, a Delaware corporation (the "Borrower"), the Lenders (as defined in Article I), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the 'Administrative Agent') for the Lenders, and CITIBANK, N.A., as Documentation Agent (the 'Documentation Agent')."

         and all references to the "Closing Date" in the New Credit Agreement shall be deemed to refer to March 18, 1999.

(c) The definitions of "Agents' Fees", "Fees", "Maturity Date" and "Utilization Fee" in Section 1.01 of the New Credit Agreement shall read as follows:

'Agents' Fees' shall have the meaning assigned to such term in Section 2.06(c).

'Fees' shall mean the Facility Fees, the Utilization Fees and the Agents' Fees.

'Maturity Date' shall mean March 16, 2000.

'Utilization Fee' shall have the meaning assigned to such term in Section
 2.06(b).

(d) Section 2.06(b) through (d) of the New Credit Agreement shall read as follows:

"(b) The Borrower agrees to pay to each Lender, through the Administrative Agent, on the last day of March, June, September and December in each year, and on the date on which the Commitment of such Lender shall be terminated as provided herein, a utilization fee (a "Utilization Fee") equal to .20% on the average daily amount of the Revolving Loans of such Lender for each day during the preceding quarter (or shorter period commencing with the date hereof or ending with the Maturity Date or the date on which the Commitment of such Lender shall expire or be terminated) on which such Lender's Revolving Loans exceed 25% of such Lender's Commitment. All Utilization Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Utilization Fee due to each Lender shall commence to accrue on the date of this Agreement and shall cease to accrue on the earlier of the Maturity Date and the date on which the Commitment of such Lender shall be terminated as provided herein.

(c) The Borrower agrees to pay to the Administrative Agent or its Affiliates, for its own account, the fees set forth in the Fee Letter at the times and in the amounts specified therein (the "Agents' Fees").

(d) All Fees shall be paid on the dates due, in immediately available funds. Once paid, none of the Fees shall be refundable under any circumstances."

     (e)  Section 3.05 of the New Credit Agreement shall read as follows:

"The Borrower has heretofore furnished to the Lenders its consolidated balance sheet, statement of income and statement of cash flows (a) as of and for the fiscal year ended December 31, 1997, audited by and accompanied by the opinion of Coopers & Lybrand, independent public accountants and (b) as of and for the three fiscal quarters ended September 30, 1998, certified by its chief financial officer. Such financial statements present fairly the financial condition and results of operations of the Borrower and its consolidated Subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Borrower and its consolidated Subsidiaries as of the dates thereof, other than, in the case of the financial statements described in clause (b) of this Section, contingent liabilities not disclosed therein due to the absence of notes thereto. Such financial statements were prepared in accordance with GAAP applied on a consistent basis."

     (f)  Section 3.13 of the New Credit Agreement shall read as follows:

"SECTION 3.13. Year 2000. The disclosure with respect to the proper functioning, in and following the year 2000, of (a) the computer systems of the Borrower and its Subsidiaries and (b) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's systems interface) as set forth in Item 2 of the Borrower's report on Form 10-Q for the quarter ended September 30, 1998 filed with the Securities and Exchange Commission is true and correct in all material respects."

     (g) The references to "May 1, 1998" in Exhibit A, Exhibit B, Exhibit C, Exhibit D-1, Exhibit D-2, Exhibit D-3 and Exhibit D-4 of the Original Credit Agreement shall be changed to references to "March 18, 1999" in the New Credit Agreement.

     (h) Schedule 2.01 to the New Credit Agreement shall be in the form of
Schedule 2.01 to this TRR Agreement.

     SECTION 2. Representations and Warranties. The Borrower represents and warrants to each of the Lenders that:

(a) This TRR Agreement and the New Credit Agreement have been duly authorized and, in the case of this TRR Agreement, executed and delivered by it and constitute its legal, valid and binding obligations enforceable in accordance with their terms.

(b) The representations and warranties set forth in Article III of the New Credit Agreement, after giving effect to this TRR Agreement, are true and correct in all material respects on the date hereof with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(c) Before and after giving effect to this TRR Agreement, no Default or Event of Default has occurred and is continuing.

     SECTION 3. Conditions to Effectiveness. This TRR Agreement shall become effective as of March 18, 1999 (the "Effective Date") upon the occurrence of the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this TRR Agreement which, when taken together, bear the signatures of all the parties hereto.

(b) The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of counsel to the Borrower, substantially to the effect set forth in Exhibits E and F of the Original Credit Agreement but referring to this TRR Agreement and the New Credit Agreement, (i) dated the date hereof, (ii) addressed to the Administrative Agent and the Lenders, and (iii) covering such other matters relating to this TRR Agreement and the transactions contemplated hereby as the Administrative Agent shall reasonably request, and the Borrower hereby instructs such counsel to deliver such opinion.

(c) All legal matters incident to this TRR Agreement, the New Credit Agreement and the Borrowings and extensions of credit hereunder shall be satisfactory to the Lenders and to Cravath, Swaine & Moore, counsel for the Administrative Agent.

(d) The Administrative Agent shall have received on the date hereof (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of the Borrower, certified as of a recent date by the Secretary of State of the State of Delaware, and a certificate as to the good standing of the Borrower as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of the Borrower dated the date hereof and certifying (A) that attached thereto is a true and complete copy of the by-laws of the Borrower as in effect on the date hereof and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing this TRR Agreement and the execution, delivery and performance of this TRR Agreement and the borrowings under the New Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of the Borrower have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this TRR Agreement or any other document delivered in connection herewith on behalf of the Borrower; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents as the Lenders or Cravath, Swaine & Moore, counsel for the Administrative Agent, may reasonably request.

(e) The Administrative Agent shall have received a certificate, dated the date hereof and signed by a Financial Officer of the Borrower, confirming compliance with the representations and warranties set forth in paragraphs
     (b) and (c) of Section 2.

(f) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(g) All principal, interest and other amounts (including all Fees accrued to the Closing Date) under the Original Credit Agreement shall have been paid in full.

     SECTION 4. Applicable Law. THIS TRR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

     SECTION 5. Original Credit Agreement. Until the occurrence of the Effective Date as provided in Section 3 hereof, the Original Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, and all Fees and interest accruing under the Original Credit Agreement shall continue to accrue at the rates provided for therein.

     SECTION 6. Counterparts. This TRR Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

     SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this TRR Agreement including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this TRR Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

RAYTHEON COMPANY,

by

Name:
Title:

THE CHASE MANHATTAN BANK, individually and as Administrative Agent,

by

Name:
Title:

CITIBANK, N.A., individually and as Documentation Agent,

by

Name:
Title:

SIGNATURE PAGE TO THE TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT DATED AS OF MARCH 18, 1999, AMONG RAYTHEON COMPANY, THE LENDERS, THE CHASE MANHATTAN BANK, as administrative agent, and CITIBANK, N.A., as documentation agent


Name of Institution

by

Name:
Title:

                                    ANNEX I

Continuing Lenders

ABN AMRO Bank N.V.
Arab Bank Plc
Australia and New Zealand Banking Group Limited
Banca Commerciale Italiana, New York Branch
Banca Popolare di Milano
Bank Boston, N.A.
Bankers Trust Company
Bank of America NT & SA
The Bank of New York
The Bank of Nova Scotia
Bank of Tokyo-Mitsubishi Trust Company
Banque Nationale de Paris
Bayerische Landesbank Girozentrale
Bayerische Hypo-und Vereinsbank AG, New York Branch
Canadian Imperial Bank of Commerce
CARIPLO-Cassa di Risparmio delle Provincie Lombarde, S.p.A.
The Chase Manhattan Bank
Citibank, N.A.
Commerzbank AG, New York Branch
Credit Lyonnais, New York Branch
Credit Suisse First Boston
Den Danske Bank Aktieselskab, Cayman Islands Branch
Deutsche Bank AG New York and/or Cayman Islands Branch
The First National Bank of Chicago

                                   [PG NUMBER]

FMB Bank
First Union National Bank
Fleet Bank
The Industrial Bank of Japan, Limited, New York Branch
Instituto Bancario San Paolo di Torino
KBC Bank N.V.
Mellon Bank
The Mitsubishi Trust and Banking Corporation
The National Bank of Kuwait S.A.K.
Societe Generale
The Sumitomo Bank, Limited
Wachovia Bank, N.A.
Westdeutsche Landesbank
Westpac Banking Corporation

                                  SCHEDULE 2.01
Additional Lenders
--------------------------------------- --------------------------------------------------------------------
Name and Address of Lender              Contact Person and Telecopy Number                     Commitment
ABN AMRO Bank N.V.                      Mr. James E. Davis                                   $24,000,000.00
One Post Office Square                  (617) 988-7910
39th Floor
Boston, MA 02109

Arab Bank Plc                           Mr. Sa'Ed Katkhuda                                    $3,650,000.00
520 Madison Avenue, 2nd Floor           (212) 593-4632
New York, NY 10022-4237

Australia and New Zealand Banking       Ms. Christine S. Pomeranz                             $1,050,000.00
Group Limited                           (212) 801-9131
1177 Avenue of the Americas, 6th Floor
New York, NY 10036-2798

Banca Commerciale Italiana, New York    Mr. John Michalsin                                   $10,000,000.00
Branch                                  (212) 809-9780
One William Street
New York, NY 10004

Banca Popolare di Milano                Mr. Fulvio Montanari                                  $3,650,000.00
375 Park Avenue, 9th Floor              (212) 838-1077
New York, NY 10152

Bank Boston, N.A.                       Ms. Ellen Allen                                      $14,000,000.00
100 Federal Street                      (617) 434-0637
Boston, MA 02110

Bankers Trust Company                   Mr. Andrew Keith                                     $24,000,000.00
One Bankers Trust Plaza                 (212) 250-7218
New York, NY 10006

Bank of America NT & SA                 Mr. Robert Gordon                                    $38,000,000.00
555 S. Flower Street                    (213) 623-1959
Los Angeles, CA 90071

The Bank of New York                    Mr. William Dakin                                    $24,000,000.00
One Wall Street, 21st Floor             (212) 635-7978
New York, NY 10286

The Bank of Nova Scotia                 Mr. Michael Bradley                                  $24,000,000.00
101 Federal Street, Floor 16            (617) 951-2177
Boston, MA 02208


Bank of Tokyo-Mitsubishi                Mr. Patrick Bonebreake                               $10,000,000.00
125 Summer Street, 11th Floor           (617) 330-7422
Boston, MA 02110

Banque Nationale de Paris               Mr. Richard Pace                                     $24,000,000.00
499 Park Avenue                         (212) 415-9606
New York, NY 10022

Bayerische Landesbank Girozentrale      Mr. James Boyle                                       $3,650,000.00
560 Lexington Avenue, 17th Floor        (212) 310-9868
New York, NY 10022

Bayerische Hypo-und Vereinsbank AG,     Ms. Marianne Weinzinger                              $10,000,000.00
New York Branch                         (212) 672-5530
150 E. 42nd Street, 31st Floor
New York, NY 10017

Canadian Imperial Bank of Commerce      Mr. Barry Anderson                                   $18,000,000.00
425 Lexington Avenue, 6th Floor         (212) 885-4995
New York, NY 10017

CARIPLO-Cassa di Risparmio delle        Mr. Anthony Giobbi                                   $10,000,000.00
Provincie Lombarde, S.p.A.              (212) 527-8777
10 E. 53rd Street, 36th Floor
New York, NY 10022

The Chase Manhattan Bank                Mr. Mathis Shinnick                                  $41,650,000.00
270 Park Avenue                         (212) 270-6040
New York, NY 10017

Citibank, N.A.                          Mr. Shane Azzara                                     $38,000,000.00
399 Park Avenue                         (212) 793-0289
New York, NY 10043

Commerzbank AG, New York Branch         Mr. Robert Donahue                                   $15,000,000.00
2 World Financial Center, 34th Floor    (212) 266-7594
New York, NY 10281-1050

Credit Lyonnais                         Mr. Anthony Muller                                   $24,000,000.00
53 State Street                         (617) 723-4803
Exchange Place, 26th Floor
Boston, Ma 02109

Credit Suisse First Boston              Ms. Lynn Allegaert                                   $25,000,000.00
11 Madison Avenue, 19th Floor           (212) 325-8309
New York, NY 10010

Den Danske Bank Aktieselskab, Cayman    Mr. Peter Hargraves                                   $3,650,000.00
Islands Branch                          (212) 370-9239
280 Park Avenue
New York, NY 10017

                                       10

Deutsche Bank AG New York and/or        Mr. Robert Landis                                    $24,000,000.00
Cayman Islands Branch                   (212) 469-8212
31 West 52nd Street, 24th Floor
New York, NY 10019

The First National Bank of Chicago      Mr. James Peterson                                   $15,000,000.00
153 W. 51st Street, 8th Floor           (212) 373-1388
New York, NY 10019

FMB Bank                                Mr. Christopher Callaghan                            $11,000,000.00
25 South Charles Street, Banc 101-745   (410) 545-2047
Baltimore, MD 21203

First Union National Bank               Mr. Chris Klos                                        $8,050,000.00
1 First Union Center, DC-5              (704) 374-2802
Charlotte, NC 28288-0745

Fleet Bank                              Mr. Juan Jeffries                                    $10,000,000.00
One Federal Street                      (617) 346-0585
Boston, MA 02211

The Industrial Bank of Japan,           Mr. John Veltri                                      $24,000,000.00
Limited, New York Branch                (212) 282-4488
1251 Avenue of the Americas,
32nd Floor
New York, NY 10020-1104

Instituto Bancario San Paolo di Torino  Mr. Gerard McKenna                                    $7,000,000.00
245 Park Avenue                         (212) 599-5303
New York, NY 10167

KBC Bank N.V.                           Mr. Robert Surdam                                     $5,000,000.00
125 West 55th Street, 10th Floor        (212) 956-5580
New York, NY 10019

Mellon Bank                             Mr. Robert Sunmersgill                               $17,000,000.00
One Boston Place, 6th Floor             (617) 722-3516
Boston, MA 02108

The Mitsubishi Trust and Banking        Mr. Joe Shammas                                       $7,000,000.00
Corporation                             (212) 644-6825
520 Madison Avenue, 25th Floor
New York, NY 10022

The National Bank of Kuwait S.A.K.      Mr. Muhammed Kamal                                    $3,650,000.00
299 Park Avenue, 17th Floor             (212) 888-2958
New York, NY 10171

Societe Generale                        Mr. Robert Peterson                                   $7,000,000.00
1221 Avenue of the Americas             (212) 278-7430
New York, NY 10020


The Sumitomo Bank, Limited              Mr. Bruce Gregory                                    $24,000,000.00
277 Park Avenue                         (212) 224-5188
New York, NY 10172

Wachovia Bank, N.A.                     Mr. John Rafferty                                    $24,000,000.00
191 Peachtree Street N.E.               (404) 332-6898
Atlanta, GA 30303

Westdeutsche Landesbank                 Mr. Jim Veneau                                       $14,000,000.00
1211 Avenue of the Americas             (212) 852-6148
New York, NY 10036

Westpac Banking Corporation             Mr. Craig Jones                                      $10,000,000.00
575 Fifth Avenue                        (212) 551-1995
New York, NY 10017

----------------------------------------------------------------------------------- -----------------------
                                                                   TOTAL COMMITMENT         $600,000,000.00
============================================================================================================